CAPITAL DISCLOSURES	12 Months Ended
Dec. 30, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
CAPITAL DISCLOSURES
CAPITAL DISCLOSURES:

The Company’s objective in managing capital is to ensure sufficient liquidity to pursue its organic growth strategy and undertake selective acquisitions, while maintaining a strong credit profile and a capital structure that reflects a target ratio of financial leverage as noted below.

The Company’s capital is composed of net debt and shareholders’ equity. Net debt consists of interest-bearing debt less cash and cash equivalents. The Company’s use of capital is to finance working capital requirements, capital expenditures, business acquisition, payment of dividends, as well as share repurchases. The Company currently funds these requirements out of its internally-generated cash flows and with funds drawn from its long-term debt facilities.

The primary measure used by the Company to monitor its financial leverage is its net debt leverage ratio. The Company’s net debt leverage ratio is defined as the ratio of net debt to earnings before financial expenses, income taxes, depreciation and amortization, and restructuring and acquisition-related costs (“adjusted EBITDA”) for the trailing twelve months, on a pro-forma basis to reflect business acquisitions made during the trailing twelve month period, as if they had occurred at the beginning of the trailing twelve month period. The Company has set a target net debt leverage ratio of one to two times adjusted EBITDA. As at December 30, 2018, the Company’s net debt leverage ratio was 1.0 times.

In order to maintain or adjust its capital structure, the Company, upon approval from its Board of Directors, may issue or repay long-term debt, issue shares, repurchase shares, pay dividends or undertake other activities as deemed appropriate under the specific circumstances.

The Board of Directors will consider several factors when deciding to declare quarterly cash dividends, including the Company’s present and future earnings, cash flows, capital requirements and present and/or future regulatory and legal restrictions. There can be no assurance as to the declaration of future quarterly cash dividends. Although the Company’s revolving facilities, term loan facility, and notes require compliance with lending covenants in order to pay dividends, these covenants have not been and are not currently, a constraint to the payment of dividends under the Company’s dividend policy.

The Company paid dividends of $94.6 million during the year ended December 30, 2018, representing dividends declared per common share of $0.448. On February 20, 2019, the Board of Directors approved a 20% increase in the amount of the current quarterly dividend and declared a cash dividend of $0.134 per share for an expected aggregate payment of $27.7 million which will be paid on April 1, 2019 on all of the issued and outstanding common shares of the Company, rateably and proportionately to the holders of record on March 7, 2019. This dividend is an “eligible dividend” for the purposes of the Income Tax Act (Canada) and any other applicable provincial legislation pertaining to eligible dividends.

The Company is not subject to any capital requirements imposed by a regulator.